Exhibit 10.2

EXECUTION COPY

SECOND AMENDMENT TO THE

TRANSFER AND CONTRIBUTION AGREEMENT

This SECOND AMENDMENT TO THE TRANSFER AND CONTRIBUTION AGREEMENT (this “Amendment”), dated as of June 28, 2017, is entered into by and among the VARIOUS ENTITIES LISTED ON THE SIGNATURE PAGES HERETO AS AN EXISTING ORIGINATOR (the “Existing Originators,”), the VARIOUS ENTITIES LISTED ON THE SIGNATURE PAGES HERETO AS A NEW ORIGINATOR (the “New Originators”), FIRST DATA CORPORATION, as initial Servicer (“First Data”), and FIRST DATA RECEIVABLES, LLC, a Delaware limited liability company (the “Company”).

Capitalized terms used but not otherwise defined herein (including such terms used above) have the respective meanings assigned thereto in the Transfer and Contribution Agreement described below.

BACKGROUND

A.            The Existing Originators, the Company and the Servicer have entered into a Transfer and Contribution Agreement, dated as of December 31, 2015 (as amended, restated, supplemented or otherwise modified through the date hereof, the “Transfer and Contribution Agreement”).

B.            Concurrently herewith, the Company, First Data and PNC Bank, National Association (“PNC”), as Committed Lender, Group Agent and Administrative Agent, are entering into that certain Second Amendment to the Receivables Financing Agreement (the “RFA Amendment”), dated as of the date hereof.

C.            The New Originators desire to join the Transfer and Contribution Agreement as Originators thereunder on the date hereof.

D.            The parties hereto desire to amend the Transfer and Contribution Agreement as set forth herein.

NOW, THEREFORE, with the intention of being legally bound hereby, and in consideration of the mutual undertakings expressed herein, each party to this Amendment hereby agrees as follows:

SECTION 1.         Amendments to the Transfer and Contribution Agreement.  The Transfer and Contribution Agreement is hereby amended to incorporate the changes shown on the marked pages of the Agreement attached hereto as Exhibit A.

SECTION 2.         Joinder.  Each New Originator hereby agrees that it shall be bound by all of the terms, conditions and provisions of, and shall be deemed to be a party to (as if it were an original signatory to), the Transfer and Contribution Agreement and each of the other relevant Transaction Documents.  From and after the later of the date hereof and the date that each New Originator has complied with all of the requirements of Section 4.3 of the Transfer and Contribution Agreement, such New Originator shall be an Originator for all purposes of the Transfer and Contribution Agreement and all other Transaction Documents. Each New

Originator hereby acknowledges that it has received copies of the Transfer and Contribution Agreement and the other Transaction Documents.

SECTION 3.         Representations and Warranties of the Originators and Servicer.  The Existing Originators, the New Originators and the Servicer hereby represent and warrant to each of the parties hereto as of the date hereof as follows:

(a)           Representations and Warranties.  The representations and warranties made by it in the Transfer and Contribution Agreement and the Receivables Financing Agreement are true and correct as of the date hereof.

(b)           Enforceability.  The execution and delivery by it of this Amendment, and the performance of its obligations under this Amendment, the Transfer and Contribution Agreement (as amended hereby) and the other Transaction Documents to which it is a party are within its organizational powers and have been duly authorized by all necessary action on its part, and this Amendment, the Transfer and Contribution Agreement (as amended hereby) and the other Transaction Documents to which it is a party are (assuming due authorization and execution by the other parties thereto) its valid and legally binding obligations, enforceable in accordance with its terms, except (x) the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws from time to time in effect relating to creditors’ rights, and (y) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

(c)           No Event of Default.  No Contribution Termination Event, Unmatured Contribution Termination Event, Event of Default or Unmatured Event of Default has occurred and is continuing, or would occur as a result of this Amendment or the transactions contemplated hereby.

SECTION 4.         Effect of Amendment; Ratification.  All provisions of the Transfer and Contribution Agreement and the other Transaction Documents, as expressly amended and modified by this Amendment, shall remain in full force and effect.  After this Amendment becomes effective, all references in the Transfer and Contribution Agreement (or in any other Transaction Document) to “this Transfer and Contribution Agreement”, “this Agreement”, “hereof”, “herein” or words of similar effect referring to the Transfer and Contribution Agreement shall be deemed to be references to the Transfer and Contribution Agreement as amended by this Amendment. This Amendment shall not be deemed, either expressly or impliedly, to waive, amend or supplement any provision of the Transfer and Contribution Agreement other than as set forth herein.  The Transfer and Contribution Agreement, as amended by this Amendment, is hereby ratified and confirmed in all respects.

SECTION 5.         Effectiveness.  This Amendment shall become effective as of the date hereof upon the Administrative Agent’s receipt of counterparts to this Amendment executed by each of the parties hereto.

SECTION 6.         Severability.  Any provisions of this Amendment which are prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

SECTION 7.         Transaction Document.  This Amendment shall be a Transaction Document for purposes of the Transfer and Contribution Agreement.

SECTION 8.         Counterparts.  This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument.  Delivery of an executed counterpart of a signature page to this Amendment by facsimile or e-mail transmission shall be effective as delivery of a manually executed counterpart hereof.

SECTION 9.         GOVERNING LAW AND JURISDICTION.

(a)           THIS AMENDMENT, INCLUDING THE RIGHTS AND DUTIES OF THE PARTIES HERETO, SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (INCLUDING SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK, BUT WITHOUT REGARD TO ANY OTHER CONFLICTS OF LAW PROVISIONS THEREOF).

(b)           EACH PARTY HERETO HEREBY IRREVOCABLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF ANY NEW YORK STATE OR FEDERAL COURT SITTING IN NEW YORK CITY, NEW YORK IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AMENDMENT, AND EACH PARTY HERETO HEREBY IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE COURT OR, TO THE EXTENT PERMITTED BY LAW, IN SUCH FEDERAL COURT.  THE PARTIES HERETO HEREBY IRREVOCABLY WAIVE, TO THE FULLEST EXTENT THEY MAY EFFECTIVELY DO SO, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING.  THE PARTIES HERETO AGREE THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW.

SECTION 10.       Further Assurances.  Each of First Data and First Data Hardware hereby agrees to do, at First Data Hardware’s expense, all such things and execute all such documents and instruments and authorize and file all such financing statements and financing statement amendments, in each case, as the Administrative Agent or the Company may reasonably consider necessary or desirable to give full effect to the transaction contemplated by this Amendment and the documents, instruments and agreements executed in connection herewith and therewith.

SECTION 11.       Section Headings.  The various headings of this Amendment are included for convenience only and shall not affect the meaning or interpretation of this Amendment, the Transfer and Contribution Agreement or any provision hereof or thereof.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment by their duly authorized officers as of the date first above written.

FIRST DATA RECEIVABLES, LLC,
as Company

By:	/s/ Ty R. Miller
Name: Ty R. Miller
Title: Treasurer

FIRST DATA CORPORATION,
as Servicer

By:	/s/ Ty R. Miller
Name: Ty R. Miller
Title: Treasurer

Second Amendment to

Transfer and Contribution Agreement

FIRST DATA RESOURCES, LLC,
REMITCO LLC,
INSTANT CASH SERVICES, LLC,
FIRST DATA GOVERNMENT SOLUTIONS, INC., and
FIRST DATA GOVERNMENT SOLUTIONS, LP, each as an Existing Originator

By:	/s/ Ty R. Miller
Name: Ty R. Miller
Title: Assistant Treasurer

STAR NETWORKS, INC.,
STAR PROCESSING, INC., and
FIRST DATA HARDWARE SERVICES INC., each as an Existing Originator

By:	/s/ Ty R. Miller
Name: Ty R. Miller
Title: Treasurer

TELECHECK SERVICES, INC., as an Existing Originator

By:	/s/ Stanley J. Andersen
Name: Stanley J. Andersen
Title: Assistant Secretary

Second Amendment to

Transfer and Contribution Agreement

STAR SYSTEMS ASSETS, INC.,
FIRST DATA MERCHANT SERVICES LLC,
UNIFIED MERCHANT SERVICES, and
IGNITE PAYMENTS, LLC, each as a New
Originator

By:	/s/ Ty R. Miller
Name: Ty R. Miller
Title: Treasurer

FIRST DATA MERCHANT SERVICES, SOUTHEAST, L.L.C.,
IGNITE PAYMENTS, LLC,
FIRST DATA MERCHANT SERVICES NORTHEAST, LLC,
FDS HOLDINGS, INC.,
NEW PAYMENT SERVICES, INC.,
NATIONAL PAYMENT SYSTEMS INC.,
CTS HOLDINGS, LLC,
CONCORD PAYMENT SERVICES, INC., and
VALUELINK, LLC, each as a New Originator

By:	/s/ Ty R. Miller
Name: Ty R. Miller
Title: Assistant Treasurer

Second Amendment to

Transfer and Contribution Agreement

ACKNOWLEDGED AND AGREED TO BY:

PNC BANK, NATIONAL ASSOCIATION,
as Administrative Agent

By:	/s/ Michael Brown
Name: Michael Brown
Title: Senior Vice President

PNC BANK, NATIONAL ASSOCIATION,
as Group Agent for the PNC Group

By:	/s/ Michael Brown
Name: Michael Brown
Title: Senior Vice President

Second Amendment to

Transfer and Contribution Agreement

Exhibit A

Changed Pages to

Transfer and Contribution Agreement

(Attached)

Exhibit A

EXECUTION COPY

CONFORMED COPY includes

First Amendment dated December 16, 2016

Second Amendment dated June 28, 2017

TRANSFER AND CONTRIBUTION AGREEMENT

Dated as of December 31, 2015

among

VARIOUS ENTITIES LISTED ON SCHEDULE I HERETO,

as Originators,

FIRST DATA CORPORATION,

as Servicer,

and

FIRST DATA RECEIVABLES, LLC,

as Company

CONTENTS

Clause	Subject Matter	Page

ARTICLE I
AGREEMENT TO CONTRIBUTE

SECTION 1.1	Agreement To Contribute	2

SECTION 1.2	Timing of Contributions	3

SECTION 1.3	Consideration for Contributions	3

SECTION 1.4	Contribution Termination Date	3

SECTION 1.5	Intention of the Parties	~~3~~4

SECTION 1.6	Commencement Date	4

ARTICLE II
CONTRIBUTION REPORT

SECTION 2.1	Contribution Report	4

ARTICLE III
CONTRIBUTIONS AND CONSIDERATION

SECTION 3.1	Contribution of Receivables	5

SECTION 3.2	Settlement as to Specific Receivables and Dilution	5

ARTICLE IV
CONDITIONS OF CONTRIBUTIONS; ADDITIONAL ORIGINATORS

SECTION 4.1	Conditions Precedent to Initial Contribution	6

SECTION 4.2	Certification as to Representations and Warranties	~~7~~8

SECTION 4.3	Additional Originators	8

ARTICLE V
REPRESENTATIONS AND WARRANTIES OF THE ORIGINATORS

SECTION 5.1	Existence and Power	~~8~~9

SECTION 5.2	Power and Authority; Due Authorization	9

SECTION 5.3	No Conflict or Violation	9

SECTION 5.4	Governmental Approvals	9

SECTION 5.5	Valid Contribution	9

SECTION 5.6	Binding Obligations	~~9~~10

SECTION 5.7	Accuracy of Information	10

SECTION 5.8	Litigation and Other Proceedings	10

SECTION 5.9	No Material Adverse Effect	10

SECTION 5.10	Offices; Legal Name	10

i

CONTENTS

Clause	Subject Matter	Page

SECTION 5.11	Margin Regulations	~~10~~11

SECTION 5.12	Eligible Receivables	11

SECTION 5.13	Credit and Collection Policy	11

SECTION 5.14	Investment Company Act	11

SECTION 5.15	Anti-Money Laundering/International Trade Law Compliance	11

SECTION 5.16	Financial Condition	11

SECTION 5.17	Taxes	11

SECTION 5.18	ERISA	~~11~~12

SECTION 5.19	Bulk Sales	12

SECTION 5.20	No Fraudulent Conveyance	12

SECTION 5.21	[Reserved]	12

SECTION 5.22	Good Title Perfection	~~12~~13

SECTION 5.23	Perfection Representations	13

SECTION 5.24	Reliance on Separate Legal Identity	~~13~~14

SECTION 5.25	Opinions	14

SECTION 5.26	[Reserved]	14

SECTION 5.27	Nature of Pool Receivables	14

SECTION 5.28	Compliance with Applicable Laws	14

SECTION 5.29	Servicing Programs	14

SECTION 5.30	Adverse Change in Receivables	14

SECTION 5.31	Member of the Company	14

SECTION 5.32	Solvency	~~14~~15

SECTION 5.33	Other Transaction Documents	~~14~~15

SECTION 5.34	Compliance with Transaction Documents	~~14~~15

SECTION 5.35	Approved Settlement Accounts	15

SECTION 5.36	Chattel Paper	15

SECTION ~~5.35~~5.37	Reaffirmation of Representations and Warranties by each Originator	15

ARTICLE VI
COVENANTS OF THE ORIGINATORS

SECTION 6.1	Covenants	16

SECTION 6.2	Separateness Covenants	~~20~~22

CONTENTS

Clause	Subject Matter	Page

ARTICLE VII
ADDITIONAL RIGHTS AND OBLIGATIONS IN RESPECT OF RECEIVABLES

SECTION 7.1	Rights of the Company	~~22~~23

SECTION 7.2	Responsibilities of the Originators	~~22~~23

SECTION 7.3	Further Action Evidencing Contributions	~~23~~24

SECTION 7.4	Application of Collections	~~23~~24

SECTION 7.5	Performance of Obligations	~~23~~25

ARTICLE VIII
CONTRIBUTION TERMINATION EVENTS

SECTION 8.1	Contribution Termination Events	~~23~~25

SECTION 8.2	Remedies	~~25~~26

ARTICLE IX
INDEMNIFICATION

SECTION 9.1	Indemnities by the Originators	~~25~~26

ARTICLE X
MISCELLANEOUS

SECTION 10.1	Amendments, etc.	~~27~~29

SECTION 10.2	Notices, etc.	~~28~~29

SECTION 10.3	No Waiver; Cumulative Remedies	~~28~~30

SECTION 10.4	Binding Effect; Assignability	~~28~~30

SECTION 10.5	Governing Law	~~29~~30

SECTION 10.6	Costs, Expenses and Taxes	~~29~~30

SECTION 10.7	SUBMISSION TO JURISDICTION	~~29~~31

SECTION 10.8	WAIVER OF JURY TRIAL	~~30~~31

SECTION 10.9	Captions and Cross References; Incorporation by Reference	~~30~~31

SECTION 10.10	Execution in Counterparts	~~30~~32

SECTION 10.11	Acknowledgment and Agreement	~~30~~32

SECTION 10.12	No Proceeding	~~31~~32

SECTION 10.13	Mutual Negotiations	~~31~~32

SECTION 10.14	Severability	~~31~~33

CONTENTS

Clause	Subject Matter	Page

SCHEDULES

Schedule I	List, Type and Location of Each Originator

Schedule II	Location of Books and Records of Originators

Schedule III	Trade Names

Schedule IV	Actions/Suits

Schedule V	Notice Addresses

EXHIBITS

Exhibit A	Form of Contribution Report

Exhibit B	Form of Joinder Agreement

This TRANSFER AND CONTRIBUTION AGREEMENT (as amended, restated, supplemented or otherwise modified from time to time, this “Agreement”), dated as of December 31, 2015 is entered into among the VARIOUS ENTITIES LISTED ON SCHEDULE I HERETO (the “Originators,” and each an “Originator”), FIRST DATA CORPORATION, as initial Servicer (as defined below) (“First Data”), and FIRST DATA RECEIVABLES, LLC, a Delaware limited liability company (the “Company”).

DEFINITIONS

Unless otherwise indicated herein, capitalized terms used and not otherwise defined in this Agreement are defined in Article I of the Receivables Financing Agreement, dated as of the date hereof (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Receivables Financing Agreement”), among the Company, as Borrower, First Data, as initial Servicer (in such capacity, the “Servicer”), the Persons from time to time party thereto as Lenders and as Group Agents, and PNC Bank, National Association, as Administrative Agent.  All references hereto to months are to calendar months unless otherwise expressly indicated.  All accounting terms not specifically defined herein shall be construed in accordance with GAAP. All terms used in Article 9 of the UCC in the State of New York, and not specifically defined herein, are used herein as defined in such Article 9. Unless the context otherwise requires, “or” means “and/or,” and “including” (and with correlative meaning “include” and “includes”) means including without limiting the generality of any description preceding such term.

BACKGROUND

1.             The Company is a special purpose limited liability company, all of the issued and outstanding membership interests of which are owned by the Originators.

2.             The Originators generate Receivables in the ordinary course of their businesses.

3.             The Originators, in order to finance their respective businesses, wish to contribute and assign Receivables and the Related Rights to the Company, and the Company is willing to accept such Receivables and the Related Rights from the Originators, on the terms and subject to the conditions set forth herein.

4.             The Originators and the Company intend each such transaction to be an absolute contribution, assignment and conveyance of Receivables and the Related Rights by each Originator to the Company, providing the Company with the full benefits of ownership of the Receivables, and the Originators and the Company do not intend the transactions hereunder to be characterized as a loan from the Company to any Originator.

5.             The Company intends to pledge the Receivables and the Related Rights to the Administrative Agent pursuant to the Receivables Financing Agreement.

NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:

Transfer and Contribution Agreement

ARTICLE I
AGREEMENT TO CONTRIBUTE

SECTION 1.1  Agreement To Contribute.  On the terms and subject to the conditions set forth in this Agreement, each Originator, severally and for itself, agrees to contribute, transfer, assign, set over and otherwise convey to the Company, from time to time on or after the Commencement Date, or with respect to any Originator that first becomes a party hereto after the date hereof, commencing on such date as mutually agreed by the parties, but before the Contribution Termination Date (as defined in Section 1.4), all of such Originator’s right, title and interest in and to:

(a)           each Receivable of such Originator that existed and was owing to such Originator at the closing of such Originator’s business on the Cut-Off Date (as defined below);

(b)           each Receivable generated by such Originator from and including the Cut-Off Date to but excluding the Contribution Termination Date;

(c)           all of such Originator’s interest in any goods (including returned goods), and documentation of title evidencing the shipment or storage of any goods (including returned goods), the sale of which gave rise to such Receivable (excluding, in the case of a Lease Receivable, such Originator’s title to the related Lease Device);

(d)           all instruments and chattel paper that may evidence such Receivable;

(e)           all other security interests or liens and property subject thereto from time to time purporting to secure payment of such Receivable, whether pursuant to the Contract related to such Receivable or otherwise, together with all UCC financing statements or similar filings relating thereto;

(f)            all of such Originator’s rights, interests and claims under the related Contracts and all guaranties, indemnities, insurance and other agreements (including the related Contract) or arrangements of whatever character from time to time supporting or securing payment of such Receivable or otherwise relating to such Receivable, whether pursuant to the Contract related to such Receivable or otherwise;

(g)           all books and records of such Originator to the extent related to any of the foregoing, and all rights, remedies, powers, privileges, title and interest (but not obligations) in and to each Lock-Box and all Lock-Box Accounts, into which any Collections or other proceeds with respect to such Receivables may be deposited, and any related investment property acquired with any such Collections or other proceeds (as such term is defined in the applicable UCC);

(h)           all rights to set-off (whether contractual or otherwise) against ~~a~~an Approved Settlement Account or any other account in payment of such Receivable; and

(i)            all Collections and other proceeds (as defined in the UCC) of any of the foregoing that are or were received by such Originator on or after the Cut-Off Date, including, without limitation, all funds which either are received by such Originator, the Company or the Servicer from or on behalf of the Obligors in payment of any amounts owed (including, without

2

limitation, invoice price, finance charges, interest and all other charges) in respect of any of the above Receivables or are applied to such amounts owed by the Obligors (including, without limitation, any insurance payments that such Originator, the Company or the Servicer applies in the ordinary course of its business to amounts owed in respect of any of the above Receivables, and net proceeds of sale or other disposition of repossessed goods or other collateral or property of the Obligors in respect of any of the above Receivables or any other parties directly or indirectly liable for payment of such Receivables).

All contributions and assignments hereunder shall be made without recourse, but shall be made pursuant to, and in reliance upon, the representations, warranties and covenants of the Originators set forth in this Agreement.  No obligation or liability to any Obligor on any Receivable is intended to be assumed by the Company hereunder, and any such assumption is expressly disclaimed.  The property, proceeds and rights described in clauses (c) through (i) above are herein referred to as the “Related Rights,” and the Company’s foregoing commitment to contribute and assign Receivables and Related Rights is herein called the “Facility.”

As used herein, “Cut-Off Date” means (a) with respect to each Originator party hereto on the date hereof, January 1, 2016 and (b) with respect to any Originator that first becomes a party hereto after the date hereof, the calendar day prior to the date on which such Originator becomes a party hereto or such other date as the Company and such Originator agree to in writing.

SECTION 1.2  Timing of Contributions.

(a)           Commencement Date Contributions.  Effective on the Commencement Date, each Originator party hereto on the date hereof shall, and hereby does, contribute, transfer, assign, set over and otherwise convey to the Company, such Originator’s entire right, title and interest in, to and under (i) each Receivable that existed and was owing to such Originator at the Cut-Off Date, (ii) each Receivable generated by such Originator from and including the Cut-Off Date, to and including the Commencement Date and (iii) all Related Rights with respect thereto.

(b)           Subsequent Contributions.  After the Commencement Date until the Contribution Termination Date, each Receivable and the Related Rights generated by each Originator shall be, and shall be deemed to have been, contributed, transferred, assigned, set over and otherwise conveyed by such Originator to the Company immediately (and without further action) upon the creation of such Receivable.  Each Lease Receivable with respect to any Lease Contract will arise (i) with respect to any Current Lease Receivable (x) initially upon the effectiveness of such Lease Contract and (y) thereafter, upon the occurrence of a scheduled payment date and (ii) with respect to any Buyout Lease Receivable upon the date (if any) that the related Obligor accepts its contractual obligation to make such remaining payments.

SECTION 1.3  Consideration for Contributions.  On the terms and subject to the conditions set forth in this Agreement, the Company agrees to reflect all capital contributions in accordance with Article III.

SECTION 1.4  Contribution Termination Date.  The “Contribution Termination Date” shall be the earlier to occur of (a) the date the Facility is terminated pursuant to Section 8.2(a),

3

SECTION 5.22  Good Title Perfection.  Immediately preceding its contribution and assignment of each Receivable hereunder, such Originator was the owner of such Receivable contributed and assigned or purported to be contributed or assigned, free and clear of any Adverse Claims, and each such contribution and assignment hereunder constitutes a valid contribution, transfer and assignment of all of such Originator’s right, title and interest in, to and under the Receivables contributed by it, free and clear of any Adverse Claims.  On or before the date hereof and before the generation by such Originator of any new Receivable to be contributed, assigned or otherwise conveyed hereunder, all financing statements and other documents, if any, required to be recorded or filed in order to perfect and protect the Company’s ownership interest in Receivables to be contributed, assigned or otherwise conveyed hereunder against all creditors of and purchasers from such Originator will have been duly filed in each filing office necessary for such purpose, and all filing fees and taxes, if any, payable in connection with such filings shall have been paid in full.  Upon the creation of each new Receivable contributed, assigned or otherwise conveyed or purported to be conveyed hereunder and on Commencement Date, for then existing Receivables, the Company shall have a valid and perfected first priority ownership or security interest in each Receivable contributed and assigned to it hereunder, free and clear of any Adverse Claim.

SECTION 5.23  Perfection Representations.

(a)           This Agreement creates a valid and continuing ownership or security interest (as defined in the applicable UCC) in the Originator’s right, title and interest in, to and under the Receivables and the Related Rights which (i) security interest has been perfected (in the case of the Related Rights, in only that portion of the Related Rights in which an ownership or security interest may be perfected by the filing of a financing statement under the UCC) and is enforceable against creditors of and purchasers from such Originator and (ii) will be free of all Adverse Claims.

(b)           The Receivables constitute “accounts,” “tangible chattel paper,” “payment intangible or “general intangibles” within the meaning of Section 9-102 of the UCC.

(c)           Prior to their contribution to Company pursuant to this Agreement, such Originator owned and had good and marketable title to the Receivables and Related Rights free and clear of any Adverse Claim of any Person.

(d)           All appropriate financing statements, financing statement amendments and continuation statements have been filed in the proper filing office in the appropriate jurisdictions under Applicable Law in order to perfect (and continue the perfection of) the contribution and assignment of the Receivables and Related Rights in which a security interest may be perfected by the filing of a financing statement under the UCC from each Originator to the Company pursuant to this Agreement.

(e)           Other than the ownership or security interest granted to the Company pursuant to this Agreement, such Originator has not pledged, assigned, sold, contributed, granted a security interest in, or otherwise conveyed any of the Receivables or Related Rights except as permitted by this Agreement and the other Transaction

SECTION 5.32  Solvency.  After giving effect to the transactions contemplated by this Agreement and the other Transaction Documents, the Company is Solvent and no Insolvency Proceeding with respect to the Company is, or will be on such date, pending or threatened.

SECTION 5.33  Other Transaction Documents.  Each representation and warranty made by such Originator under each other Transaction Document to which it is a party is true and correct in all material respects as of the date when made.

SECTION 5.34  Compliance with Transaction Documents.  Each Originator has complied in all material respects with all of the terms, covenants and agreements contained in the other Transaction Documents to which it is a party.

SECTION 5.35  Approved Settlement Accounts.  Each Approved Settlement Account (i) is in the name identified in the Receivables Financing Agreement and (ii) with respect to which, a Subject Originator has the authority to direct the inflows and outflows of funds with respect to each applicable Approved Settlement Account.  No Collections held in any Approved Settlement Account are subject to any Adverse Claim.  No Approved Settlement Account is subject to any account control agreement or similar agreement granting (or purporting to grant) any Person (other than the related Settlement Account Bank) “control” (as defined in Section 9-104 of the UCC) over such Approved Settlement Account.  The related Settlement Account Bank is not then exercising any setoff rights with respect to First Data or any Affiliate thereof against any amounts on deposit in such Approved Settlement Account.

SECTION 5.36  Chattel Paper.  No chattel paper evidencing Receivables and Related Rights is in the possession of any Person other than the Servicer (or an Affiliate thereof), the Administrative Agent or the Administrative Agent’s designee.  No chattel paper evidencing Pool Receivables have any marks or notations indicating that it has been pledged, assigned or otherwise conveyed to any Person other than an Originator, the Company or the Administrative Agent.

SECTION ~~5.35~~5.37  Reaffirmation of Representations and Warranties by each Originator.  On each day that a new Receivable is created, and when contributed to the Company hereunder, such Originator shall be deemed to have certified that all representations and warranties set forth in this Article V are true and correct in all material respects (unless such representation or warranty contains a materiality qualification and, in such case, such representation or warranty shall be true and correct as made) on and as of such day (except for representations and warranties which apply as to an earlier date (in which case such representations and warranties shall be true and correct as of such earlier date)).

Notwithstanding any other provision of this Agreement or any other Transaction Document, the representations contained in this Article shall remain in full force and effect until the Final Payout Date.

ARTICLE VI
COVENANTS OF THE ORIGINATORS

SECTION 6.1  Covenants.  From the date hereof until the Final Payout Date, each Originator will, unless the Administrative Agent and the Company shall otherwise consent in writing, perform the following covenants:

(a)           Existence.  Such Originator shall remain duly organized and validly existing in good standing under the laws of its State of organization, and shall obtain and preserve its qualification to do business in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement, the other Transaction Documents and the Receivables and Related Rights.

(b)           Financial Reporting.  Each Originator will maintain, or cause to be maintained, a system of accounting established and administered in accordance with GAAP, and each Originator shall furnish to the Company, the Administrative Agent and each Group Agent such information  as the Company, the Administrative Agent or any Group Agent may from time to time reasonably request relating to such system.

(c)           Notices.  Such Originator will notify the Company, Administrative Agent and each Group Agent in writing of any of the following events promptly upon (but in no event later than five (5) Business Days after) a Financial Officer or other officer learning of the occurrence thereof, with such notice describing the same, and if applicable, the steps being taken by the Person(s) affected with respect thereto:

(i)            Notice of Contribution Termination Event, Unmatured Contribution Termination Event, Event of Default or Unmatured Event of Default.  A statement of a Financial Officer of such Originator setting forth the nature and period of existence of any Contribution Termination Event, Unmatured Contribution Termination Event, Event of Default or Unmatured Event of Default that has occurred and is continuing and the action that such Originator proposes to take with respect thereto.

(ii)           Litigation.  The institution of any litigation, arbitration proceeding or governmental proceeding with respect to such Originator, the Company, the Servicer, the Performance Guarantor, or any other Originator, that with respect to any Person other than the Company, could reasonably be expected to have a Material Adverse Effect.

(iii)          Adverse Claim.  (A) Any Person shall obtain an Adverse Claim upon Receivables or Related Rights or any portion thereof (other than an Adverse Claim on an Approved Settlement Account (but not Collections therein) existing on the Second Amendment Date), (B) any Person other than the Company, the Servicer or the Administrative Agent shall obtain any rights or direct any action with respect to any Lock-Box Account (or related Lock-Box), ~~or~~ (C) any Person other than the applicable Originator (or an Affiliate) or Settlement Account Bank shall obtain any rights or direct any action with respect to any Approved Settlement Account or (D) any Obligor shall receive any change in payment instructions with respect to Pool Receivable(s) from a Person other than the Servicer or the Administrative Agent.

(iv)          Name Changes.  Any change in such Originator’s name, jurisdiction of organization or any other change requiring the amendment of UCC financing statements filed against such Originator.

(v)           Change in Accounting Policy.  Any material change to the manner in which such Originator accounts for the contribution of Receivables hereunder.

(d)           Conduct of Business; Preservation of Existence.  Each Originator will carry on and conduct its business in substantially the same manner and in substantially the same fields of enterprise as it is presently conducted or other fields complimentary or ancillary thereto and will do all things necessary to preserve and keep in full force and effect its existence and, except where the failure to do so would not reasonably be expected to have a Material Adverse Effect, its franchises, authority to do business in each jurisdiction in which its business is conducted, licenses, patents, trademarks, copyrights and other proprietary rights.

(e)           Compliance with Laws.  Each Originator will comply with all Applicable Laws to which it may be subject if the failure to comply could reasonably be expected to have a Material Adverse Effect.

(f)            Furnishing of Information and Inspection of Receivables.  Each Originator will furnish or cause to be furnished to the Company, the Administrative Agent and each Group Agent, from time to time, such information with respect to the Pool Receivables as the Company, the Administrative Agent or any Group Agent may reasonably request.  Each Originator will, at such Originator’s expense, during regular business hours upon reasonable prior written notice, (i) permit the Company, the Administrative Agent and/or any Group Agent or their agents or representatives to (A) examine and make copies of and abstracts from all books and records relating to the Pool Receivables or other Collateral, (B) visit the offices and properties of such Originator for the purpose of examining such books and records, and (C) discuss matters relating to the Pool Receivables, other Collateral or such Originator’s performance under hereunder or under the Transaction Documents to which it is a party with any of the officers, directors or employees of such Originator and its independent accountants, in each case, having knowledge of such matters and (ii) without limiting the provisions of clause (i) above, during regular business hours, at such Originator’s expense, upon reasonable prior written notice from the Administrative Agent, permit certified public accountants or other auditors acceptable to the Administrative Agent to conduct a review of its books and records with respect to such Receivables and other Collateral; provided, that unless an Event of Default has occurred and is continuing, the Originators, the Borrower and the Servicer shall be required to reimburse the Company, the Administrative Agent and Group Agents, together, for only one (1) combined audit of the Originators pursuant to this Section 6.1(f), of the Borrower pursuant to Section 8.01(g) of the Receivables Financing Agreement and of the Servicer pursuant to Section 8.02(e) of the Receivables Financing Agreement by the Company, the Administrative Agent and the Group Agents in any twelve-month period.

(g)           Payments on Receivables, Lock-Box Accounts.  Each Originator will, at all times, instruct all Obligors to deliver payments on the Pool Receivables, free and clear of and without deduction for any taxes, to (i) with respect to Subject Receivables, to an Approved Settlement Account and (ii) with respect to any other Receivable, to a Lock-Box Account or

~~a Lock-Box~~Lock-Box.  The Borrower (or the Servicer on its behalf) shall, and shall cause each Originator to remit all Collections received in an Approved Settlement Account to a Lock-Box Account no later than five (5) Business Days (or (x) in the case of Collections received in the Exception Account maintained at KeyBank, N.A., six (6) Business Days and (y) in the case of Receivables due and payable on the day of origination, thirty-one (31) calendar days) following receipt thereof.  Following the occurrence of an Event of Default, upon the request of the Administrative Agent, the Borrower (or the Servicer on its behalf) shall cause the Administrative Agent to receive read-only access to each Approved Settlement Account or, if read-only access is not available for any Approved Settlement Account, daily account statements with respect to such Approved Settlement Account.  Each Originator will, at all times, maintain or cause to be maintained such books and records necessary to identify Collections received from time to time on Receivables and to segregate such Collections from other property of the Servicer and the Originators.  If any payments on the Pool Receivables or other Collections are received by an Originator, the Company or the Servicer, it shall hold (or cause such Originator, the Company or the Servicer to hold) such payments in trust for the benefit of the Company (and the Administrative Agent and the other Secured Parties as the Company’s assignees) and promptly (but in any event within two (2) Business Days after becoming aware of such receipt) remit such funds into a Lock-Box Account.  Such Originator will cause each Lock-Box Bank to comply with the terms of each applicable Lock-Box Agreement.  Such Originator shall use commercially reasonable efforts to ensure that no funds other than Collections on Receivables and other Collateral are deposited into any Lock-Box Account.  If other funds are nevertheless deposited into any Lock-Box Account, the Originators will cause the Servicer to within two (2) Business Days identify and transfer such funds out of the Lock-Box Account to the appropriate Person entitled to such funds.  The Originators will not, and subject to Section 4.01(a) of the Receivables Financing Agreement, will not permit any other Person, to commingle Collections with any other funds; provided, however, that Collections relating to Subject Receivables may be commingled in an Approved Settlement Account with other funds until required to be remitted to a Lock-Box Account in accordance with this Agreement; provided, however, that any such commingling shall not derogate from such Originator’s indemnification obligations with respect to commingling pursuant to Section 9.1.  Such Originator shall only add (or permit the Servicer to add)  a Lock-Box Account (or a related Lock-Box) or a Lock-Box Bank to those listed on Schedule II to the Receivables Financing Agreement, if the Administrative Agent has received notice of such addition and an executed and acknowledged copy of a Lock-Box Agreement (or an amendment thereto) in form and substance reasonably acceptable to the Administrative Agent from the applicable Lock-Box Bank.  Such Originator shall only add an Approved Settlement Account or Settlement Account Bank to those listed on Schedule III to the Receivables Financing Agreement, if the Administrative Agent has received notice of such addition.  Such Originator shall only terminate (or permit the Servicer to terminate) a Lock-Box Bank or a Settlement Account Bank or close a Lock-Box Account (or a related Lock-Box) or Approved Settlement Account, in each case, with the prior written consent of the Administrative Agent.

(h)           Sales, Liens, etc.  Except as otherwise provided herein, no Originator will sell, assign (by operation of law or otherwise) or otherwise dispose of, or create or suffer to exist any Adverse Claim upon (including, without limitation, the filing of any financing statement) or with respect to, any Receivable or other Related Rights.

Company or the Administrative Agent shall reasonably request and (C) been reasonably satisfied that all other action to perfect and protect the interests of the Company and the Administrative Agent, on behalf of the Secured Parties, in and to the Receivables to be contributed by it hereunder and that portion of the Related Rights in which a security interest may be perfected by the filing of a financing statement under the UCC, as reasonably requested by the Company or the Administrative Agent, shall have been taken by, and at the expense of, such Originator (including the filing of any UCC financing statements, the receipt of certificates and other requested documents from public officials and all such other actions required pursuant to Section 7.3) or (ii) directly or indirectly sell, transfer, assign, convey or lease (A) whether in one or a series of transactions, all or substantially all of its assets (other than as permitted by, and pursuant to, the Borrower’s Limited Liability Company Agreement and this Agreement) or (B) any Receivables or any interest therein (in each case, other than pursuant to this Agreement).

(q)           Frequency of Billing.  Each Originator shall prepare and deliver (or cause to be prepared and delivered) invoices with respect to all its Receivables in accordance with the Credit and Collection Policies, but in any event no less frequently than as required under the Contracts related to such Receivables.

(r)            Receivables Not to Be Evidenced by Promissory Notes or Chattel Paper.  No Originator shall take any action to cause or permit any Receivable created, acquired or originated by it to become evidenced by any “instrument” or “chattel paper” (as defined in the applicable UCC) without the prior written consent of the Company and the Administrative Agent.

(s)            Anti-Money Laundering/International Trade Law Compliance.  Such Originator will not become a Sanctioned Person.  Such Originator will maintain policies and procedures reasonably designed to ensure compliance with Anti-Terrorism Laws.

(t)            Legend.  On or prior to the Closing Date, each Originator shall mark its master data processing records evidencing Pool Receivables and Contracts with a legend, acceptable to the Company and the Administrative Agent, evidencing that the Pool Receivables have been transferred in accordance with this Agreement and none of the Originators or Servicer shall change or remove such notation without the consent of the Company and the Administrative Agent.

(u)           Company’s Tax Status.  No Originator shall take or cause any action to be taken that could result in the Company becoming an association taxable as a corporation or a publicly traded partnership taxable as a corporation for U.S. federal income tax purposes.

(v)           Approved Settlement Accounts.  Such Originator shall (or shall cause its applicable Affiliate that maintains such account) to maintain each Approved Settlement Accounts in accordance with Section 5.35.

(w)          Chattel Paper.  Such Originator shall not permit any such chattel paper to be in the possession of any Person other than the Servicer (or an Affiliate thereof), the Administrative Agent or the Administrative Agent’s designee.

Schedule I

LIST AND LOCATION OF EACH ORIGINATOR

Originator	Location
First Data Resources, LLC	Delaware
REMITCO LLC	Delaware
TeleCheck Services, Inc.	Delaware
Star Networks, Inc.	Delaware
Star Processing, Inc.	Delaware
Instant Cash Services, LLC	Delaware
~~TASQ Technology,~~First Data Hardware Services Inc.	California
First Data Government Solutions, Inc.	Delaware
First Data Government Solutions, LP	Delaware
Star Systems Assets, Inc.	Delaware
First Data Merchant Services LLC	Florida
Unified Merchant Services	Georgia
First Data Merchant Services Southeast, L.L.C.	Delaware
Ignite Payments, LLC	California
First Data Merchant Services Northeast, LLC	Delaware
FDS Holdings, Inc.	Delaware
New Payment Services, Inc.	Georgia
National Payment Systems Inc.	New York
CTS Holdings, LLC	Colorado
Concord Payment Services, Inc.	Georgia
ValueLink, LLC	Delaware

Transfer and Contribution Agreement

Schedule I-1

Schedule II

LOCATION OF BOOKS AND RECORDS OF ORIGINATORS

Originator	Location of Books and Records
First Data Resources, LLC	6902 Pine Street, Omaha, NE 68106
REMITCO LLC	6902 Pine Street, Omaha, NE 68106
TeleCheck Services, Inc.	1307 Walt Whitman Road, Melville, NY 11747
Star Networks, Inc.	6902 Pine Street, Omaha, NE 68106
Star Processing, Inc.	6902 Pine Street, Omaha, NE 68106
Instant Cash Services, LLC	6902 Pine Street, Omaha, NE 68106
~~TASQ Technology,~~First Data Hardware Services Inc.	3975 NW 120th Avenue, Corral Springs, FL 33065
First Data Government Solutions, Inc.	1307 Walt Whitman Road, Melville, NY 11747
First Data Government Solutions, LP	1307 Walt Whitman Road, Melville, NY 11747
Star Systems Assets, Inc.	6902 Pine Street, Omaha, NE 68106
First Data Merchant Services LLC	3 Western Md Parkway, Hagerstown, MD 21740
Unified Merchant Services	3 Western Md Parkway, Hagerstown, MD 21740
First Data Merchant Services Southeast, L.L.C.	3 Western Md Parkway, Hagerstown, MD 21740
Ignite Payments, LLC	3 Western Md Parkway, Hagerstown, MD 21740
First Data Merchant Services Northeast, LLC	3 Western Md Parkway, Hagerstown, MD 21740
FDS Holdings, Inc.	3 Western Md Parkway, Hagerstown, MD 21740
New Payment Services, Inc.	3 Western Md Parkway, Hagerstown, MD 21740
National Payment Systems Inc.	3 Western Md Parkway, Hagerstown, MD 21740
CTS Holdings, LLC	3 Western Md Parkway, Hagerstown, MD 21740
Concord Payment Services, Inc.	3 Western Md Parkway, Hagerstown, MD 21740
ValueLink, LLC	3975 NW 120th Avenue, Corral Springs, FL 33065

Transfer and Contribution Agreement

Schedule II-1

Schedule III

TRADE NAMES

Corporate Names:

First Data Resources, LLC

REMITCO LLC

TeleCheck Services, Inc.

Star Networks, Inc.

Star Processing, Inc.

Instant Cash Services, LLC

TASQ Technology, Inc.

First Data Hardware Services Inc.

First Data Government Solutions, Inc.

First Data Government Solutions, LP

Star Systems Assets, Inc.

First Data Merchant Services LLC

Unified Merchant Services

First Data Merchant Services Southeast, L.L.C.

Ignite Payments, LLC

First Data Merchant Services Northeast, LLC

FDS Holdings, Inc.

New Payment Services, Inc.

National Payment Systems Inc.

CTS Holdings, LLC

Concord Payment Services, Inc.

ValueLink, LLC

DBAs:

First Data Government Solutions, Inc.

Jurisdiction	DBA Name	Start Date
Florida	GovConnect, Inc.	9/29/2004

First Data Government Solutions, LP

Jurisdiction	DBA Name	Start Date
Colorado	Telepath	8/21/2003
Connecticut	FDGS Limited Partnership	3/7/2007
Kentucky	FDGS, LP	1/28/2008
Maryland	First Data Government Solutions, Limited Partnership	8/9/2004
Michigan	First Data Government Solutions, Limited Partnership	8/13/2004

Transfer and Contribution Agreement

Schedule III-1

New Jersey	FD Government Solutions LP	3/28/2006
Virginia	First Data Government Solutions of Virginia, LP	11/24/2004

REMITCO LLC

Jurisdiction	DBA Name	Start Date
California	First Data Remitco	6/1/2008

Star Networks, Inc.

Jurisdiction	DBA Name	Start Date
California	Star EFT, Inc.	9/20/2004
Florida	Star Networks Systems, Inc.	10/2/1998

TeleCheck Services, Inc.

Jurisdiction	DBA Name	Start Date
Vermont	Check Payment Services	4/12/2000

CTS Holdings, LLC

Jurisdiction	DBA Name	Start Date
Colorado	Concord Payment Systems	05/20/2005

First Data Merchant Services LLC*

Jurisdiction	DBA Name	Start Date
Illinois	Express Merchant Processing Solutions	03/07/2017
Montana	Midwest Merchant Services	05/20/2005

* Originator converted to an LLC on 12/31/15.  Prior to such date, Originator was known as First Data Merchant Services Corporation. The following DBAs are registered under First Data Merchant Services Corporation:

Jurisdiction	DBA Name	Start Date
Florida	Community Merchant Services	5/24/2005
Tennessee	First Virginia Merchant Services	4/12/2000
Virginia	First Virginia Merchant Services	5/10/2000
Maryland	First Virginia Merchant Services	10/11/2002
Louisiana	Full Acquiring and Clearing Solutions	9/7/2001
Iowa	Full Acquiring and Clearing Solutions	7/18/2001
Indiana	Full Acquiring and Clearing Solutions	9/7/2001
Illinois	Full Acquiring and Clearing Solutions	7/9/2001

Transfer and Contribution Agreement

Schedule III-2

Idaho	Full Acquiring and Clearing Solutions	8/24/2001
Hawaii	Full Acquiring and Clearing Solutions	8/24/2001
Arkansas	Full Acquiring and Clearing Solutions	8/24/2001
New Hampshire	Full Acquiring and Clearing Solutions	8/29/2001
New Jersey	Full Acquiring and Clearing Solutions	8/24/2001
North Dakota	Full Acquiring and Clearing Solutions	7/9/2001
Oregon	Full Acquiring and Clearing Solutions	8/24/2001
Pennsylvania	Full Acquiring and Clearing Solutions	8/24/2001
Rhode Island	Full Acquiring and Clearing Solutions	8/24/2001
Utah	Full Acquiring and Clearing Solutions	7/10/2001
Nebraska	Full Acquiring and Clearing Solutions	8/24/2001
Texas	Full Acquiring and Clearing Solutions	9/10/2001
Maine	Full Acquiring and Clearing Solutions	8/24/2001
Minnesota	Full Acquiring and Clearing Solutions	8/24/2001
Missouri	Full Acquiring and Clearing Solutions	8/24/2001
Montana	Full Acquiring and Clearing Solutions	7/9/2001
Colorado	Full Acquiring and Clearing Solutions	7/10/2001
Colorado	Midwest Merchant Services	5/18/2005
Texas	Midwest Merchant Services	5/20/2005
Idaho	Midwest Merchant Services	5/23/2005
Iowa	Midwest Merchant Services	5/20/2005
Montana	Midwest Merchant Services	5/20/2005
Wyoming	Midwest Merchant Services	5/24/2005
Oklahoma	Midwest Merchant Services	5/23/2005
Minnesota	Midwest Merchant Services	5/20/2005
North Dakota	Midwest Merchant Services	5/23/2005
Missouri	Midwest Merchant Services	5/23/2005
South Dakota	Midwest Merchant Services	6/7/2005
Illinois	Midwest Merchant Services	6/8/2005
Indiana	Midwest Merchant Services	6/9/2005
Nebraska	Midwest Merchant Services	5/23/2005
Utah	Midwest Merchant Services	5/20/2005
Washington	Midwest Merchant Services	6/10/2005
California	NaBanco	6/29/1989
Florida	NaBanco	7/29/1981
Florida	PaySpring Merchant Services	6/27/2012
Colorado	Sam’s Club Merchant Credit Card Processing	2/22/2005
Iowa	TCF Merchant Services	5/2/2007
Colorado	TCF Merchant Services	4/24/2007
Illinois	TCF Merchant Services	5/2/2007
Minnesota	TCF Merchant Services	5/22/2007
Indiana	TCF Merchant Services	10/30/2007
Florida	West Coast Merchant Services	10/26/2006

Transfer and Contribution Agreement

Schedule III-3

Ignite Payments, LLC

Jurisdiction	DBA Name	Start Date
California	First Data Independent Sales	1/30/2013
California	First Data independent Sales	2/5/2013
California	PayStart	3/19/2013

National Payment Systems Inc.

Jurisdiction	DBA Name	Start Date
New York	Card Payment Systems	11/21/1996
New York	Concord Payment Systems	10/17/2001

Transfer and Contribution Agreement

Schedule III-4